UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 4, 2014

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

The name and address of each registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Performance Measures

On December 4, 2014, pursuant to the terms of the Short-Term Performance Plan of Wisconsin Energy Corporation amended and restated effective as of January 1, 2010 (the "STPP"), the Compensation Committee of Wisconsin Energy Corporation's Board of Directors (the "Compensation Committee") established overall performance goals for the upcoming 2015 plan year. In general, the 2015 annual incentive under the STPP will be dependent upon financial achievement determined by Wisconsin Energy's performance against targets for earnings from continuing operations (75% weight) and cash flow (25% weight), which will be established in the near future. In addition to Wisconsin Energy's targets for earnings from continuing operations and cash flow, officers and employees whose positions principally relate to utility operations are also measured against targets for the aggregate net income of Wisconsin Electric Power Company and Wisconsin Gas LLC, subsidiaries of Wisconsin Energy. Awards can be increased or decreased by up to 10% based upon performance in the operational areas of customer satisfaction (5%), safety (2.5%) and supplier and workforce diversity (2.5%).

The Compensation Committee also determined that, for 2015, the short-term dividend equivalents awarded under the STPP will vest at the end of 2015 if Wisconsin Energy achieves the performance target for earnings from continuing operations, which will be established in the near future.

Amendment of the Performance Unit Plan

On December 4, 2014, the Compensation Committee amended and restated the Wisconsin Energy Corporation Performance Unit Plan effective January 1, 2015, to incorporate a double trigger for the vesting of performance units awarded under the plan upon a change in control. The plan now requires a separation from service after a change in control for vesting of the awards to occur. The plan was also amended to address several administrative matters.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10 Material Contracts

10.1	Wisconsin Energy Corporation Performance Unit Plan, amended and restated effective as of January 1, 2015.

10.2	Wisconsin Energy Corporation Restricted Stock Award Terms and Conditions governing awards under the 1993 Omnibus Stock Incentive Plan, approved December 4, 2014.

10.3	Wisconsin Energy Corporation Terms and Conditions Governing Non-Qualified Stock Option Award for option awards under the 1993 Omnibus Stock Incentive Plan, approved December 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: December 10, 2014	Stephen P. Dickson - Vice President and Controller

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: December 10, 2014	Stephen P. Dickson - Vice President and Controller